UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported)

                                  July 1, 2004


                                  Zunicom, Inc.
                    (Formerly Tech Electro Industries, Inc.)
                  --------------------------------------------
                         (Name of Issuer in its Charter)


            Texas                      0-27210                75-2408297
-----------------------------        ---------------      ------------------
State or other jurisdiction of       Commission File      I.R.S. Employer
incorporation or organization        Number               Identification No.


1720 Hayden Drive, Carrollton, TX                                75006
-------------------------------------                          ----------
Address of principal executive office                           Zip Code


                    Issuer's telephone number: (972) 851-5600

Item 5.  Other Events and Regulation FD Disclosure

         On June 29, 2004,  Zunicom Inc.  issued the press  release  attached as
Exhibit 99.1 announcing that Universal Power Group, Inc. has entered into a contract with Brink's Home Security, Inc. to continue to provide product procurement, warehousing, fulfillment and distribution services for a period of two years, followed by successive one year renewals. This contract is effective as of June 1, 2004.


Item 7. Financial Statements and Exhibits

 (c) Exhibits.

     Exhibits No.                 Description
     ------------                 -----------

     99.1                         Press Release Dated June 29, 2004.





                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    Date:    July 1, 2004

                                    Zunicom, Inc.


                                    By: /s/ Julie Sansom-Reese
                                        ----------------------
                                       (chief financial officer)